Exhibit 10.A
FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

Reference is hereby made to the Employment Agreement (the “Original Agreement”) dated as of January 1, 2007 by and between AutoInfo, Inc., a Delaware corporation and Harry M. Wachtel, an individual residing at 17222 Bermuda Village Dr., Boca Raton, FL 33487.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned parties agree as follows:

1) Section 4 of the Original Agreement is hereby amended to reduce the Base Compensation provided for therein from $250,000 to $225,000 for the period from May 11, 2009 through December 31, 2009.

2) Capitalized terms used but not defined herein shall have the meaning ascribed to it in the Original Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this First Amendment to Employment Agreement as of May 11, 2009.

AutoInfo, Inc.

By: /s/ William Wunderlich                                                      /s/ Harry Wachtel
         William Wunderlich                                                                                                          Harry Wachtel
          Chief Financial Officer